1 NASDAQ: WTBA Q1 2024 | Earnings Highlights

2 Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements may appear throughout this presentation. These forward-looking statements are generally identified by the words “believes,” “expects,” “intends,” “anticipates,” “projects,” “future,” “confident,” “may,” “should,” “will,” “strategy,” “plan,” “opportunity,” “will be,” “will likely result,” “will continue” or similar references, or references to estimates, predictions or future events. Such forward-looking statements are based upon certain underlying assumptions, risks and uncertainties. Because of the possibility that the underlying assumptions are incorrect or do not materialize as expected in the future, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: interest rate risk, including the effects of recent rate increases by the Federal Reserve; fluctuations in the values of the securities held in our investment portfolio, including as a result of changes in interest rates; competitive pressures, including from non-bank competitors such as “fintech” companies and digital asset service providers; pricing pressures on loans and deposits; our ability to successfully manage liquidity risk; changes in credit and other risks posed by the Company’s loan portfolio, including declines in commercial or residential real estate values or changes in the allowance for loan losses dictated by new market conditions, accounting standards or regulatory requirements; the concentration of large deposits from certain clients who have balances above current FDIC insurance limits; changes in local, national and international economic conditions, including high rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; changes in legal and regulatory requirements, limitations and costs including in response to the recent bank failures; changes in customers’ acceptance of the Company’s products and services; the occurrence of fraudulent activity, breaches or failures of our or our third-party partners' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; unexpected outcomes of existing or new litigation involving the Company; the monetary, trade and other regulatory policies of the U.S. government; acts of war or terrorism, including the ongoing Israeli-Palestinian conflict and the Russian invasion of Ukraine, widespread disease or pandemics, or other adverse external events; risks related to climate change and the negative impact it may have on our customers and their business; changes to U.S. tax laws, regulations and guidance; potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; talent and labor shortages; the 1 percent excise tax on stock buybacks by publicly traded companies; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current or future events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of West Bancorporation, Inc. after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. This presentation contains references to financial measures that are not defined in GAAP. Such non-GAAP financial measures include the Company’s presentation of net interest income and net interest margin on a fully taxable equivalent (FTE) basis and the presentation of the efficiency ratio on an adjusted and FTE basis, excluding certain income and expenses. Management believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company’s financial performance. These measures are considered standard measures of comparison within the banking industry. Additionally, management believes providing measures on a FTE basis enhances the comparability of income arising from taxable and nontaxable sources. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. These non-GAAP disclosures should not be considered an alternative to the Company’s GAAP results. This presentation includes reconciliations of non-GAAP financial measures to comparable GAAP financial measures. Disclaimers

3 1Q 2024 Financial Highlights (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” $26.26 NASDAQ: WTBA March 28, 2024* Closing Price: $17.83 1Q 2024 Price Range: $16.59 to $21.72 Cash Dividend Per Share Declared On April 24, 2024: $0.25 (payable on May 22, 2024) Annualized Dividend Yield: 5.61% *Last trading day of the quarter. Efficiency Ratio1 62.04% ROA 0.61% NPAs/Assets 0.01% ROE 10.63% NIM1 1.88% Diluted EPS $0.35 Net Income $5.8 million

4 • West Bancorporation, Inc. (the “Company”) is a publicly-traded, financial holding company (NASDAQ: WTBA) established in 1984 whose sole subsidiary is West Bank, founded in 1893. • West Bank is headquartered in West Des Moines, Iowa and has 11 branches and commercial banking offices serving the greater Des Moines, Iowa area; eastern Iowa, which includes Iowa City and Coralville, Iowa; and Southern Minnesota, which includes Rochester, Owatonna, Mankato, and St. Cloud, Minnesota. • The Company is a reliable, dividend paying community bank with $3.9 billion in assets focused on commercial banking. Our mission is to build strong relationships, build strong communities, and build upon our strong reputation to ensure our clients receive exceptional care, our communities receive outstanding support, and the loyalty of our employees and stockholders is rewarded. Company Profile and Mission • One of the Company's key competitive advantages is its client-centric approach to delivering strategic financial solutions to businesses, driven by the establishment of deep customer relationships and extensive experience in its markets. • First and foremost a community bank, West Bank has built a strong reputation for being responsive to local needs. West Bank employees place a high priority on community involvement, lending their time and talents to a long list of civic and community projects. • West Bank strives to be best at all things that are most important to someone running their own business. Mission

5 Experienced Executive Leadership David D. Nelson Director/Chief Executive Officer/President Joined West Bank in 2010 Years in Banking: 41 Prior to joining the Company Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota. Harlee N. Olafson Chief Risk Officer/Executive Vice President Joined West Bank in 2010 Years in Banking: 46 Prior to joining the Company Mr. Olafson was the President of Southwest Minnesota Business Banking and President of Wells Fargo Bank Mankato in Mankato, Minnesota. Bradley P. Peters Executive Vice President West Bank Minnesota Group President Joined West Bank in 2019 Years in Banking: 39 Prior to joining the Company Mr. Peters was the Executive Vice President of Bremer Bank in Minnesota where he was responsible for new market expansion. Jane M. Funk Chief Financial Officer Executive Vice President/Treasurer Joined West Bank in 2014 Years in Banking & Public Accounting: 34 Ms. Funk has extensive experience in the community banking industry and public accounting. Brad L. Winterbottom Executive Vice President West Bank President Joined West Bank in 1992 Years in Banking: 44 Mr. Winterbottom has extensive experience in commercial lending and loan portfolio administration and knowledge of the Iowa business community. Todd A. Mather West Bank Chief Credit Officer Joined West Bank in 2019 Years in Banking: 28 Prior to joining West Bank, Mr. Mather spent 8 years at Bremer Bank in Minnesota as a Senior Credit Director and Group Senior Credit Manager.

6 Conservative Organic Growth with Successful Lift-Out Strategies David Nelson joins West Bank as CEO. Entered the Rochester, Minnesota market by hiring experienced bankers who had existing strong relationships with local business owners and creating an advisory community board made up of local business owners and leaders. Constructed a bank office building in Rochester, Minnesota. Crossed $2 billion in total assets. Expanded into St. Cloud, Mankato, and Owatonna, Minnesota with the same lift- out strategy used in Rochester, Minnesota. Crossed $3 billion in total assets. Opened a newly constructed bank office building in St. Cloud, Minnesota. Opened a newly constructed bank office building in Mankato, Minnesota and began construction on a bank office building in Owatonna, Minnesota. Opened new corporate headquarters building in West Des Moines, Iowa in April 2024. After being in the same leased space for fifty years, the new building consolidates our operations under one roof, and provides space for future growth and enhanced business development opportunities. 2010 2013 2016 2018 2019 2020 2022 2023 2024

7 Company Highlights – Commitment to Excellence West Bancorporation is a high performing company in U.S. community banking, well-versed in providing commercial banking services, including loans and lines of credit and all types of deposit services, to small- and medium-sized businesses in its Iowa and Minnesota markets. Established • A 131 year presence in the Des Moines, Iowa metropolitan area and is West Des Moines' oldest business of any type. • Long track record of growth and stability coupled with attractive financial returns and dividend yield. • Simple and consistent business model with conservative operating philosophy and expense management. Strategy • Disciplined organic growth strategy with a track record of successful lift-out strategies. • Business model highlighted by focus on risk management and consistent execution. • Superior talent with business expertise in building relationships. Community Service & Philanthropy • In 2023, our employees volunteered over 8,000 hours of community service. • In 2023, the West Bancorporation Foundation and West Bank provided over $730,000 in total philanthropic contributions to more than 225 organizations.

8 Company Highlights – Commitment to Excellence West Bank is a commercially-focused financial institution operating in high quality markets in Iowa and Minnesota led by a deep and experienced management team with skills developed internally and with other large regional banking institutions. Credit Culture Risk Management • Strict credit risk management with robust processes and experienced credit personnel. • 30 high quality commercial bankers with an average of 20 years of commercial banking experience. • Centralized committee structure that is agile and responsive to customer needs and an organizational structure that provides deep support of credit and administrative functions. • We are a local lender to local customers. We live where we lend. • Commercial real estate stress testing is completed quarterly. • No exposure to cryptocurrency companies or assets. • No commercial real estate office exposure in major metropolitan downtown areas outside of Iowa. Asset Quality • Proven credit culture with a history of strong asset quality. • Classified and watch list loan balance was 0.01% of the loan portfolio at March 31, 2024. • Nonperforming assets at March 31, 2024 totaled $289 thousand, or 0.01% of total assets.

9 $2,745 $2,783 $2,813 $2,858 $2,950 $2,928 $2,980 1Q23 2Q23 3Q23 4Q23 1Q24 4Q23 1Q24 Loans • Loans increased $52.6 million in Q1 2024, primarily due to the funding of previously committed construction loans. • Quarterly average loans increased $92.1 million compared to Q4 2023. • Commercial real estate loans are diversified among various sectors, including hotels, warehouses, medical, senior living, mixed use and office. • Commercial office lending makes up less than 6.1% of the total loan portfolio, with only 1.2% located in the Des Moines metropolitan downtown area. • Loan yields increased 18 bps in Q1 2024 compared to Q4 2023 as loan originations and renewals priced at higher prevailing market rates compared to current portfolio rates. • 33% of the loan portfolio consists of variable-rate loans. Quarterly Highlights C & I, 18% CRE - NOO, 37% CRE - OO, 11% Multi Family, 13% 1-4 Family, 4% C & D, 16% Consumer and other, 1% Loan Mix as of 3/31/24 4.88% 5.05% 5.19% 5.31% 5.49% Loans ($ in millions) Average Balances Period End Loan Yield %

10 Deposits • Total deposits increased $91.3 million in Q1 2024. • Brokered deposits increased $91.0 million in Q1 2024. • West Bank participates in the IntraFi® ICS and CDARS reciprocal deposit network which enables depositors to receive FDIC insurance coverage on deposits otherwise exceeding the maximum insurable amount. • Estimated uninsured deposits, excluding deposits in the IntraFi® reciprocal deposit network, brokered deposits and public funds protected by state programs, were approximately 27.2% of total deposits. • Deposit costs increased 14 bps in Q1 2024 compared to Q4 2023. • Deposit rates have continued to increase in response to sustained high short term market rates and pricing competition from other financial institutions and brokerage firms. Quarterly Highlights $2,847 $2,855 $2,764 $2,879 $2,957 $2,974 $3,065 1Q23 2Q23 3Q23 4Q23 1Q24 4Q23 1Q24 Average Balances Deposit Rate % Period End Deposits ($ in millions) 2.46% 2.85% 3.10% 3.43% 3.57% Brokered Deposits, 13% Noninterest- Bearing, 17% Interest-Bearing Demand, 15% Savings and Money Market, 43% Time Deposits, 12% Deposit Mix as of 3/31/24

11 Funding and Liquidity Cost of liability funding ($ in thousands) Cash and cash equivalents $ 148,017 Unpledged securities 246,605 FHLB borrowing availability 478,763 Unsecured lines of credit availability 75,000 Federal Reserve discount window availability 73,256 Total as of 3/31/2024 $ 1,021,641 $3,367 $3,411 $3,443 $3,463 $3,555 $651 $564 $572 $561 $530 $2,195 $2,291 $2,192 $2,318 $2,427 $521 $556 $679 $584 $598 Average Noninterest-Bearing Deposits Average Interest Bearing Deposits Average Borrowings 1Q23 2Q23 3Q23 4Q23 1Q24 2.76% 3.10% 3.38% 3.60% 3.70% Overall Funding Costs Rise Sources of Liquidity West Bank also maintains master brokered deposit agreements with brokerage firms and access to one-way buy options through the IntraFi® deposit network. ($ in thousands)

12 $3 $108 1Q23 2Q23 3Q23 4Q23 1Q24 Credit Quality $0.4 $0.3 $0.3 $0.3 $0.3 1Q23 2Q23 3Q23 4Q23 1Q24 $0.3 $0.3 $0.3 $0.3 $0.3 1Q23 2Q23 3Q23 4Q23 1Q24 $25.5 $27.9 $28.1 $28.3 $28.3 $2.4 1Q23 2Q23 3Q23 4Q23 1Q24 Net Charge-Offs (Recoveries) ($ in thousands) Substandard Loans ($ in millions) Nonaccrual Loans ($ in millions) Allowance for Credit Losses ($ in millions) 1.01% 1.00% 0.99% 0.97% 0.95% ACL/Loans % CECL Adoption Adjustment $(10) $(9) $(31)

13 Net Interest Income (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” $18.7 $17.3 $16.6 $16.4 $16.8 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income ($ in millions) 2.23% 2.02% 1.91% 1.87% 1.88% Net Interest margin %(1) Net interest income increased $0.4 million in Q1 2024 compared to Q4 2023 • Loan interest income increased $2.0 million. • Deposit interest expense increased $1.5 million. Net interest margin increased 1 bp in Q1 2024 • Loan yields increased 18 bps in the first quarter of 2024 compared to the fourth quarter of 2023. • Estimated investment portfolio cash flows for the next 12 months are $53.5 million with a roll-off interest rate of 2.14%.

14 8.9% 8.9% 8.8% 8.7% 8.7% 12.3% 12.2% 12.0% 11.9% 11.8% 1Q23 2Q23 3Q23 4Q23 1Q24 8.6% 8.6% 8.6% 8.5% 8.4% 11.1% 11.1% 11.0% 10.9% 10.7% 1Q23 2Q23 3Q23 4Q23 1Q24 9.5% 9.5% 9.4% 9.3% 9.2% 12.3% 12.2% 12.0% 11.9% 11.8% 1Q23 2Q23 3Q23 4Q23 1Q24 12.2% 12.2% 12.0% 11.9% 11.8% 13.2% 13.1% 12.9% 12.8% 12.6% 1Q23 2Q23 3Q23 4Q23 1Q24 Regulatory Capital Ratios Note: Lines depict well-capitalized levels.Company West Bank Total Risk Based Capital Ratio Tier 1 Capital Ratio Common Equity Tier 1 Ratio Tier 1 Leverage Ratio 6.5% 10% 8% 5%

15Appendix Appendix Non-GAAP Financial Measures (in thousands) As of and for the Quarter Ended March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Reconciliation of net interest income and net interest margin on a FTE basis to GAAP: Net interest Income (GAAP) $ 16,750 $ 16,361 $ 16,634 $ 17,341 $ 18,695 Tax-equivalent adjustment (1) 82 95 113 122 161 Net interest income on a FTE basis (non-GAAP) 16,832 16,456 16,747 17,463 18,856 Average interest-earning assets 3,595,954 3,487,799 3,478,053 3,461,313 3,435,988 Net interest margin on a FTE basis (non-GAAP) 1.88% 1.87% 1.91% 2.02% 2.23 % Reconciliation of efficiency ratio on an adjusted and FTE basis to GAAP: Net interest income on a FTE basis (non-GAAP) $ 16,832 $ 16,456 $ 16,747 $ 17,463 $ 18,856 Noninterest income 2,299 1,898 2,822 2,389 2,957 Adjustment for realized securities losses, net — 431 — — — Adjustment for losses on disposal of premises and equipment, net — 24 3 2 — Adjusted income 19,131 18,809 19,572 19,854 21,813 Noninterest expense 11,868 12,161 11,905 12,474 12,071 Efficiency ratio on an adjusted and FTE basis (non- GAAP) (2) 62.04% 64.66% 60.83% 62.83% 55.34% (1) Computed on a tax-equivalent basis using a federal income tax rate of 21 percent, adjusted to reflect the effect of the nondeductible interest expense associated with owning tax-exempt securities and loans. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results, as it enhances the comparability of income arising from taxable and nontaxable sources. (2) The efficiency ratio expresses noninterest expense as a percent of fully taxable equivalent net interest income and noninterest income, excluding specific noninterest income and expenses. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the Company's financial performance. It is a standard measure of comparison within the banking industry. A lower ratio is more desirable.

16 Third Quarter 2022 Earnings Highlights October 27, 2022 Appendix West Bancorporation, Inc. Board of Directors Back L to R: Douglas Gulling, Sean McMurray, Patrick Donovan and Philip Jason Worth Front L to R: Steven Gaer, Lisa Elming, George Milligan, Rosemary Parson, David Nelson, James Noyce (Chair), Therese Vaughan and Steven Schuler